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Exhibit 10.17

PLACEMENT AGENT WARRANT AGREEMENT

        WARRANT AGREEMENT dated as of December 1, 2003, between China Hospitals, Inc., a Delaware corporation ("Company"), and Adamson Brothers, Inc. ("Agent").

W I T N E S S E T H

        WHEREAS, the Agent has agreed pursuant to the Placement Agent Agreement of even date herewith, by and between the Agent and the Company (the "Placement Agency Agreement") to act as the placement agent in connection with the Company's proposed private placement (the "Private Placement") of a minimum of 222,222 shares of Common Stock and up to a maximum of 571,428 shares of Common Stock; and

        WHEREAS, the Company proposes to issue to the Agent or its designees warrants ("Agent Warrants") to purchase a number of Shares of Common Stock equal to 10% of the number of Shares of Common Stock sold in the Private Placement; and

        WHEREAS, the Agent Warrants to be issued pursuant to this Agreement will be issued at each of the Closings (as such term is defined in the Placement Agency Agreement) by the Company to the Agent in consideration for, and as part of the Agent's compensation in connection with, the Agent acting as the placement agent pursuant to the Placement Agency Agreement.

        NOW, THEREFORE, the parties hereto agree as follows:

        1.    Grant.    In consideration of $1.00 and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Company, the Company hereby grants to the Agent, and its assigns (each, a "Holder"), by issuance of the Agent Warrants, the right to purchase, at any time during the term ("Warrant Exercise Term") commencing on the date hereof and ending at 5:30 p.m., New York time, on the fifth anniversary of the final Closing (as defined in the Placement Agency Agreement), an aggregate number of shares of Common Stock ("Agent's Shares of Common Stock") equal to 10% of the number of the shares of Common Stock sold by the Agent in the Private Placement at an initial exercise price of $3.50 per share, subject to adjustment as provided in Section 6 hereof (as in effect from time to time, the "Exercise Price").

        2.    Certificates Evidencing the Agent Warrants.    The Agent Warrants shall be evidenced by warrant certificates ("Warrant Certificates") in the form attached as Exhibit A hereto. The certificates evidencing the Common Stock underlying the Agent Warrants and/or other securities, property or rights issuable upon exercise of the Agent Warrants (collectively, the "Agent's Securities"), shall be executed on behalf of the Company by the manual or facsimile signature of the then present President or Vice President of the Company attested to by the manual or facsimile signature of the then present Secretary or Assistant Secretary of the Company.

        3.    Exercise of the Agent Warrants

          3.1    Exercise of the Agent Warrants.    The Agent Warrants may be exercised, in whole or in part (but not as to fractional shares), by surrender of a Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the Exercise Price for the Agent's Shares of Common Stock for which such Agent Warrants are being exercised at the Company's principal offices which, at the date hereof, are located at 50 Airport Parkway, San Jose, California 95110. The Exercise Price shall be payable by certified or official bank check. The Exercise Price may also be paid, in whole or in part, (i) in shares of Common Stock owned by the Holder having a Fair Market Value (as defined below) on the last business day immediately preceding the Exercise Date (as defined below) equal to the portion of Exercise Price being paid in such shares or (ii) by returning, together with the Form of Election to Purchase, duly executed, irrevocable instructions to the Company to issue in exchange for the Warrant Certificate a number of Agent's Shares of Common Stock equal to the product of (a) the number of Agent's Shares of Common

  Stock as to which the Agent Warrants are being exercised multiplied by (b) a fraction the numerator of which is the Fair Market Value of a share of Common Stock on the last business day immediately preceding the date of exercise less the Exercise Price for the Agent Warrants and the denominator of which is such Fair Market Value. In the case of the purchase of less than all the Agent's Shares of Common Stock purchasable under any Warrant Certificate, the Company shall cancel said Warrant Certificate and shall execute and deliver a new Warrant Certificate of like tenor for the unexercised balance of the Agent Warrants. For purposes hereof, "Exercise Date" shall mean the date on which all deliveries required to be made to the Company upon exercise of Agent Warrants pursuant to this Section 3.1 shall have been made.

          3.2    Issuance of Certificates for Agent's Securities.    Upon the exercise of the Agent Warrants, the issuance of certificates for Agent's Securities shall be made forthwith (and in any event such issuance shall be made within 10 business days from the Exercise Date) without charge to the Holder thereof, including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall (subject to the provisions of Section 5 hereof) be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

          3.3    Fair Market Value.    As is used herein, the "Fair Market Value" of a share of Common Stock on any day means: (a) if the principal market for the Common Stock is The New York Stock Exchange, any other national securities exchange or The Nasdaq National Market, the closing sales price of the Common Stock on such day as reported by such exchange or market, or on a consolidated tape reflecting transactions on such exchange or market, or (b) if the principal market for the Common Stock is not a national securities exchange or The Nasdaq National Market and the Common Stock is quoted on the Nasdaq, the mean between the closing bid and the closing asked prices for the Common Stock on such day as quoted on such system, or (c) if the Common Stock is not quoted on the Nasdaq, the mean between the highest bid and lowest asked prices for the Common Stock on such day as reported by the National Quotation Bureau, Inc.; provided that if none of (a), (b) or (c) above is applicable, or if no trades have been made or no quotes are available for such day, the Fair Market Value of the Common Stock shall be determined, in good faith, by the Board of Directors of the Company.

        4.    Transfer of Securities.    Each Holder, by acceptance of a Warrant Certificate, covenants and agrees that it is acquiring the Agent Warrants evidenced thereby, and, upon exercise thereof, the Agent's Securities, for its own account as an investment and not with a view to distribution thereof. The Agent's Securities have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and no transfer of any Agent's Securities shall be permitted unless the Company has received notice of such transfer, at the address of its principal office set forth in Section 3.1 hereof, in the form of assignment attached hereto, accompanied by an opinion of counsel reasonably satisfactory to the Company that an exemption from registration of such Agent's Securities under the Act is available for such transfer. Upon any exercise of the Agent Warrants, certificates representing the shares of Common Stock and any of the other securities issuable upon exercise of the Agent Warrants shall bear the following legend:

    The securities represented by this certificate have not been registered under the Securities Act of 1933 ("Act") or any state securities laws for public resale, and may not be offered or sold except pursuant to (i) an effective registration statement under the Act and such laws or

    (ii) an opinion of counsel satisfactory to the issuer that an exemption from such registration is available.

Any purported transfer of any Agent Warrants or Agent's Securities not in compliance with the provisions of this Section 4 shall be null and void.

        5.    Registration Rights.

          5.1    Piggyback Registration.    If, at any time commencing after the date hereof and ending on the first anniversary of the expiration of the Warrant Exercise Term, the Company proposes to register any of its securities under the Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4 or S-8) it will give written notice by registered mail, at least 30 days prior to the filing of each such registration statement, to all Holders of its intention to do so. If a Holder shall notify the Company within 30 days after receipt of any such notice of its desire to include any of the shares of Common Stock underlying the Agent Warrants or received as a result of the exercise of the Agent Warrants (the "Registrable Securities") in such proposed registration statement, the Company shall cause the Registrable Securities as to which registration shall have been so requested to be included therein, all to the extent requisite to permit the sale or other disposition by the holder of such Registrable Securities. Notwithstanding the foregoing, in the event that any registration pursuant to this Section 5.1 shall be an underwritten public Private Placement of Common Stock, the number of Registrable Securities to be included in such an underwriting may be reduced (pro rata among the requesting Holders and purchasers of Shares of Common Stock in the Private Placement ("Investors")) based upon the number of shares requested to be registered by them if and to the extent that the managing underwriter shall be of the good faith opinion that such inclusion would reduce the number of shares to be offered by the Company, provided that such number of shares shall not be reduced if any shares are to be included in such underwriting for the account of any person other than the Company, Investors or requesting Holders. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 5.1 without thereby incurring any liability to the Holders.

          5.2    Covenants of the Company With Respect to Registration.    In connection with any registration under this Section 5, the Company covenants and agrees that it shall:

            (a)   prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the Requisite Period and comply with the provisions of the Act with respect to the disposition of all Registrable Securities covered by such registration statement in accordance with the intended method of disposition set forth in such registration statement for such period;

            (b)   upon the written request therefor by any Holder(s), include in the registration statement any other shares of Common Stock of the Company held by such Holder(s) as of the date of filing of such registration statement, provided that there shall not be in effect any reduction required pursuant to the penultimate sentence of Section 5.1 hereof and any such Common Stock so included shall be deemed shares of Common Stock for purposes of this Section 5 other than for purposes of the definition of Majority of Holders as herein below set forth;

            (c)   furnish to each seller of such shares of Common Stock covered by the registration statement and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the intended disposition of the shares of Common Stock covered by such registration statement;

            (d)   use its best efforts (i) to register or qualify the shares of Common Stock covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of such shares of Common Stock or, in the case of an underwritten public Private Placement, the managing underwriter reasonably shall request, (ii) to prepare and file in those jurisdictions such amendments (including post effective amendments) and supplements, and take such other actions, as may be necessary to maintain such registration and qualification in effect at all times for the period of distribution contemplated thereby and (iii) to take such further action as may be necessary or advisable to enable the disposition of the Registrable Securities in such jurisdictions, provided that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

            (f)    use its best efforts to list Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

            (g)   immediately notify each seller of Registrable Securities and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and promptly amend or supplement such registration statement to correct any such untrue statement or omission;

            (h)   notify each seller of Registrable Securities of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose and make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time;

            (i)    permit a single firm of counsel designated as selling stockholders' counsel by the holders of a majority in interest of the Registrable Securities being registered to review the registration statement and all amendments and supplements thereto for a reasonable period of time prior to their filing and the Company shall not file any document in a form to which such counsel reasonably objects;

            (j)    make generally available to its security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Act) covering a 12-month period beginning not later than the first day of the Company's next fiscal quarter following the effective date of the registration statement;

            (k)   if the offering is an underwritten offering, enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are usual and customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature, including, without limitation customary indemnification and contribution provisions;

            (l)    if the offering is an underwritten offering, at the request of any seller of shares of Common Stock, use its best efforts to furnish on the date that shares of Common Stock are delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such seller, stating that such registration statement has become effective under the Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, (B) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Act (except that such counsel need not express any opinion as to financial statements contained therein) and (C) to such other effects as reasonably may be requested by counsel for the underwriters or by such seller or its counsel and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, stating that they are independent public accountants within the meaning of the Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request; and

            (m)  make available for inspection by each seller of shares of Common Stock, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

          For purposes hereof, "Requisite Period" shall mean, with respect to a firm commitment underwritten public offering, the period commencing on the effective date of the registration statement and ending on the date each underwriter has completed the distribution of all securities purchased by it, and with respect to any other registration the period commencing on the effective date of the registration statement and ending on the earlier of the date on which the sale of all shares of Common Stock covered thereby is completed and 180 days after such effective date.

          For purposes hereof, "Majority of Holders" shall mean Holders holding in excess of fifty percent (50%) of shares of Common Stock underlying the Agent's Warrants (deeming, for purposes hereof, all Agent Warrants as having been exercised) that (i) are not held by the Company, an affiliate (excluding the Agent and any affiliate of the Agent), officer, creditor, employee or agent thereof or any of their respective affiliates, members of their family, persons acting as nominees or in conjunction therewith or (ii) have not been resold to the public pursuant to a registration statement filed with the Commission under the Act.

          Nothing contained in this Section 5 shall be construed as requiring the Holder(s) to exercise their Agent Warrants, prior to the initial filing of any registration statement or the effectiveness thereof.

          5.3    Expenses.    All expenses incurred by the Company in complying with this Section 5, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., and fees of transfer agents and registrars, but excluding any Selling Expenses, are called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Registrable Securities are called "Selling Expenses".

          The Company will pay all Registration Expenses in connection with a registration statement under this Section 5 and the participating Holders shall pay all Selling Expenses.

          5.4    Indemnity.

            (a)   The Company shall indemnify each Holder of shares of Common Stock to be sold pursuant to any registration statement and each person, if any, who controls such Holder within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act or otherwise, in connection with the offer and sale of such shares of Common Stock; provided, however, that the Company will not be liable in any such case to the extent that any such claim, damage or liability results from an untrue statement or alleged untrue statement or an omission or alleged omission made in such registration statement in reliance upon and in conformity with written information furnished to the Company by such Holder or any such controlling persons specifically for inclusion therein.

            (b)   Each Holder of the shares of Common Stock to be sold pursuant to a registration statement, and their successors and assigns, shall, severally and not jointly, indemnify the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against all loss, claim, damage or expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any such claim) to which it may become subject under the Act or otherwise, to the extent, but only to the extent, resulting from written information furnished by or on behalf of such Holder, or its successors or assigns, for specific inclusion in such registration statement.

        6.    Adjustments to Exercise Price and Number of Agent's Securities.

          6.1    Computation of Adjusted Exercise Price.    Except as hereinafter provided, in case the Company shall at any time after the date hereof issue or sell any shares of Common Stock, including, without limitation, shares held in the Company's treasury and shares of Common Stock issued upon the exercise of any options, rights or warrants to subscribe for shares of Common Stock and shares of Common Stock issued upon the direct or indirect conversion or exchange of securities for shares of Common Stock, for a consideration per share less than the Exercise Price in effect immediately prior to the issuance or sale of such shares or without consideration, then forthwith upon such issuance or sale, the Exercise Price shall (until another such issuance or sale) be reduced to a price (calculated to the nearest full cent) determined by multiplying the Exercise Price in effect immediately prior to the time of such issuance or sale by a fraction, the numerator of which shall be the sum of (i) the number of shares of Common Stock outstanding immediately prior to such issuance or sale multiplied by the Exercise Price in effect immediately preceding such issuance or sale, plus (ii) the aggregate amount of the consideration received by the Company upon such issuance or sale, and the denominator of which shall be the product of (A) the total number of shares of Common Stock outstanding immediately after such issuance or sale, multiplied by (B) such Exercise Price;

            (b)   For the purposes of any computation to be made in accordance with this Section 6.1, the following provisions shall be applicable:

              (1)   In case of the issuance or sale of shares of Common Stock for a consideration part or all of which shall be cash, the amount of the cash consideration therefor shall be deemed to be the amount of cash received by the Company for such shares (or, if shares of Common Stock are offered by the Company for subscription, the subscription price, or, if shares of Common Stock are sold to underwriters or dealers for public Private Placement without a subscription Private Placement, the public Private Placement price, before deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services, or any expenses incurred in connection therewith) plus any amounts payable to security holders or any affiliate thereof, including without limitation, any employment agreement, royalty, consulting agreement, covenant not to compete, earnout or contingent payment right or similar arrangement, agreement or understanding, whether oral or written; all such amounts shall be valued at the aggregate amount payable thereunder whether such payments are absolute or contingent and irrespective of the period or uncertainty of payment, the rate of interest, if any, or the contingent nature thereof except if the payment of such amounts has been approved by the Agent.

              (2)   In case of the issuance or sale (otherwise than as a dividend or other distribution on any stock of the Company) of shares of Common Stock for a consideration part or all of which shall be other than cash, the amount of the consideration therefor other than cash shall be deemed to be the value of such consideration as determined in good faith by the Board of Directors of the Company.

              (3)   Shares of Common Stock issuable by way of dividend or other distribution on any stock of the Company shall be deemed to have been issued immediately after the opening of business on the day following the record date for the determination of stockholders entitled to receive such dividend or other distribution and shall be deemed to have been issued without consideration.

          (4)   The reclassification of securities of the Company other than shares of Common Stock into securities including shares of Common Stock shall be deemed to involve the issuance of such shares of Common Stock for a consideration other than cash immediately after the opening of business on the day following the record date for the determination of security holders entitled to receive such shares, and the value of the consideration allocable to such shares of Common Stock shall be determined as provided in paragraph (2) of this Section 6.1.

          (5)   The number of shares of Common Stock at any one time outstanding shall include the aggregate number of shares issued or issuable (subject to readjustment upon the actual issuance thereof) upon the exercise of then outstanding options, rights, warrants and upon the conversion or exchange of then outstanding convertible or exchangeable securities.

          (6)   No adjustment shall be made to the Exercise Price then in effect upon the exercise of the Agent Warrants or the conversion or exchange of convertible or exchangeable securities outstanding as of the date hereof.

        6.2   Options, Rights, Warrants and Convertible and Exchangeable Securities.

        In case the Company shall at any time after the date hereof grant or issue options, rights or warrants to subscribe for shares of Common Stock, or issue any securities convertible into or exchangeable for shares of Common Stock (other than pursuant to employee stock option plans), where the aggregate consideration per share is less than the Exercise Price in effect immediately prior to the issuance of such options, rights or warrants, or such convertible or exchangeable securities, the

Exercise Price in effect immediately prior to the issuance of such options, rights or warrants, or such convertible or exchangeable securities, as the case may be, shall be reduced to a price determined by making a computation in accordance with the provisions of Section 6.1 hereof, provided that:

        (a)   The aggregate maximum number of shares of Common Stock issuable under such options, rights or warrants shall be deemed to be issued and outstanding at the time such options, rights or warrants were issued.

        (b)   The aggregate consideration for any such options, rights or warrants shall be equal to the minimum purchase price per share provided for in such options, rights or warrants at the time of issuance, plus the consideration, if any, received by the Company for such options, rights or warrants.

        (c)   The aggregate maximum number of shares of Common Stock issuable upon conversion or exchange of any convertible or exchangeable securities shall be deemed to be issued and outstanding at the time of issuance of such securities.

        (d)   The aggregate consideration for any such convertible or exchangeable securities shall be equal to the consideration received by the Company for such securities, plus the minimum consideration, if any, receivable by the Company upon the conversion or exchange thereof.

        (e)   If any change shall occur in the exercise price per share provided for in any of such options, rights or warrants or in the price per share at which such convertible or exchangeable securities are convertible or exchangeable, such options, rights or warrants or convertible or exchangeable securities, as the case may be, shall be deemed to have expired or terminated on the date when such price change became effective in respect of shares not theretofore issued pursuant to the exercise or conversion or exchange thereof, and the Company shall be deemed to have issued upon such date new options, rights or warrants or convertible or exchangeable securities at the new price in respect of the number of shares issuable upon the exercise of such options, rights or warrants or the conversion or exchange of such convertible or exchangeable securities.

        (f)    In case there has been any adjustment hereunder in the Exercise Price by reason of the offer, issue or sale of any subscription or purchase rights or options or any convertible or exchangeable securities or obligations and the purchase, conversion or exchange privilege so created thereafter terminates unexercised or changes, such Exercise Price shall as of the date of such termination or change be adjusted to reflect such termination or change.

        6.3   Subdivision and Combination. In case the Company shall at any time subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

        6.4   Adjustment in Number of Securities. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 6, the number of securities issuable upon the exercise of each Agent's Warrant shall be adjusted to the nearest full amount by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon exercise of the Agent's Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

        6.5   Definition of Common Stock. For the purpose of this Agreement, the term "Common Stock" shall mean (i) the class of stock designated as Common Stock in the Certificate of Incorporation of the Company as may be amended as of the date hereof, or (ii) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value.

        6.6   Merger or Consolidation. The Company will not effect any such merger or consolidation unless prior to the consummation thereof the surviving corporation resulting from such merger or consolidation shall assume by written instrument (1) the obligation to deliver to the Holder such securities or property as, in accordance with the provisions of this Agreement, the Holder may be entitled to purchase or receive, and (2) all other obligations of the Company under this Agreement. The provisions of this Section 6.6 shall similarly apply to successive mergers and consolidations.

        6.7   No Adjustment of Exercise Price in Certain Cases. No adjustment of the Exercise Price shall be made:

        (a)   Upon the issuance or sale of the Agent's Shares of Common Stock or the exercise of Agent Warrants.

        (b)   If the amount of said adjustment shall be less than two cents (2¢) per security issuable upon exercise of the Agent Warrants; provided, however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to at least two cents (2¢) per security issuable upon exercise of the Agent Warrants.

        6.8   Dividends and Other Distributions. In the event that the Company shall at any time prior to the exercise of all Agent Warrants declare a dividend (other than a dividend consisting solely of shares of Common Stock) or otherwise distribute to its stockholders any assets, property, rights, evidence of indebtedness, securities (other than shares of Common Stock), whether issued by the Company or by another, or any other thing of value, the Holders of the unexercised Agent Warrants shall thereafter be entitled, in addition to the shares of Common Stock or other securities and property receivable upon the exercise thereof, to receive, upon the exercise of such Agent Warrants, the same property, assets, rights, evidences of indebtedness, securities or any other thing of value that they would have been entitled to receive at the time of such dividend or distribution as if the Agent Warrants had been exercised immediately prior to such dividend or distribution. At the time of any such dividend or distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this Section 6.8.

        7.     Exchange and Replacement of Warrant Certificates. Each Warrant Certificate is exchangeable without expense, upon the surrender thereof by the registered Holder at the principal office of the Company, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of securities in such denominations as shall be designated by the Holder thereof at the time of such surrender.

        Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu thereof.

        8.     Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of shares of Common Stock upon the exercise of the Agent Warrants, but instead shall pay cash in lieu of such fractional interests to the Holders entitled thereto based on the Fair Market Value of the Common Stock as determined in good faith by the Board of Directors of the Company.

        9.     Reservation and Listing of Securities. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Agent Warrants or the Agent's Securities, as the case may be, such number of shares of Common Stock or other securities, properties or rights as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Agent Warrants and payment of the Exercise Price therefor, all shares of Common Stock and other securities issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any stockholder.

        10.   Notices to Agent's Warrant Holders. Nothing contained in this Agreement shall be construed as conferring upon the Holders the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of the Agent Warrants and their exercise, any of the following events shall occur:

          (a)   the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

          (b)   the Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option right or warrant to subscribe therefor; or

          (c)   a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed;

then, in any one or more of said events, the Company shall give written notice of such event at least 15 days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend, or the issuance of any convertible or exchangeable securities, or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.

        11.   Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:

          (a)   If to a Holder, to the address of such Holder as shown on the books of the Company; or

          (b)   If to the Company, to the address set forth in Section 3.1 hereof, or to such other address as the Company may designate by notice to the Holders.

        12.   Supplements and Amendments. The Company and the Agent may from time to time supplement or amend this Agreement without the approval of any Holders in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Agent may deem necessary or desirable and which the Company and the Agent deem shall not adversely affect the interests of any other Holders of Warrant Certificates. Other amendments to this Agreement may be made only with the written consent of a Majority of Holders.

        13.   Successors. All the covenants and provisions of this Agreement shall be binding upon and inure to the benefit of the Company, the Holders and their respective successors and assigns hereunder.

        14.   Termination. This Agreement shall terminate at the close of business on the fifth anniversary of the date hereof. Notwithstanding the foregoing, the indemnification provisions of Section 5.5 hereof shall survive such termination until the close of business on the tenth anniversary of the date hereof.

        15.   Governing Law: Submission to Jurisdiction. This Agreement and each Agent's Warrant and Warrant Certificate issued hereunder shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts entered into and to be performed wholly within said State.

        The Company, the Agent and each of the Holders hereby agree that any action, proceeding or claim against it arising out of, or relating in any way to, this Agreement shall be brought and enforced in the courts of the State of New York, and any Federal court located in the County of Manhattan, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company, the Agent and each of the Holders hereby irrevocably waives any objection to such exclusive jurisdiction or inconvenient forum. Any such process or summons to be served upon any of the Company, the Agent and any of the Holders (at the option of the party bringing such action, proceeding or claim) may be served by transmitting a copy thereof, by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address as set forth in Section 11 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the party so served in any action, proceeding or claim. The Company and each Holder, by its acceptance of an Agent's Warrant, agrees that the prevailing party(ies) in any such action or proceeding shall be entitled to recover from the other party(ies) all of its/their reasonable legal costs and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor.

        16.   Entire Agreement. This Agreement contains the entire understanding between the parties hereto and supersedes all prior agreements and understandings, written or oral, with respect to the subject matter hereof.

        17.   Severability. If any provision of this Agreement shall be held to be invalid and unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

        18.   Captions. The caption headings of the Sections of this Agreement are for convenience of reference only and are not intended, nor should they be construed as, a part of this Agreement and shall be given no substantive effect.

        19.   Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and the Agent and any other Holder(s) of the Agent Warrant Certificates or Agent's Securities, any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company and the Agent and any other such Holder(s).

        20.   Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

        21.   Attorneys Fees. In the event any party hereto shall commence legal proceedings against the other to enforce the terms hereof, or to declare rights hereunder, as the result of a breach of any covenant or condition of this Agreement, the prevailing party in any such proceeding shall be entitled to recover from the losing party its costs of suit, including reasonable attorneys' fees, as may be fixed by the court.

[SIGNATURE PAGE ON NEXT PAGE]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

CHINA HOSPITALS, INC.
By:	/s/ FRANK HU Name: Frank Hu Title: President
ADAMSON BROTHERS, INC.
By:	/s/ ANDY ALTAHWI Name: Andy Altahwi Title: President

[FORM OF AGENT'S WARRANT CERTIFICATE]

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (ii) AN OPINION OF COUNSEL, SATISFACTORY TO THE ISSUER, THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE AGENT WARRANT AGREEMENT REFERRED TO HEREIN.

No. AW-	Warrants

AGENT'S WARRANT CERTIFICATE

        This Agent Warrant Certificate certifies that                        , or its assigns, is the holder of                        Warrants (the "Agent Warrants") to purchase initially, at any time after the date hereof until 5:30 p.m. New York time on the last day of the Warrant Exercise Term ("Expiration Date"), up to                        shares of common stock ("Common Stock"), of China Hospitals, Inc., a Delaware corporation (the "Company"), at the initial exercise price, subject to adjustment in certain events (the "Exercise Price"), of $3.50 upon surrender of this Agent Warrant Certificate and payment of the Exercise Price at an office or agency of the Company, but subject to the conditions set forth herein and in the Placement Agent Warrant Agreement dated as of                         , 2003, between the Company and Adamson Brothers, Inc. (the "Agent Warrant Agreement"). Capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms by the Agent Warrant Agreement. Payment of the Exercise Price shall be made by certified or official bank check payable to the order of the Company or by any other method permitted by the Agent Warrant Agreement.

        No Warrant may be exercised after 5:30 p.m., New York, time, on the Expiration Date, at which time all Agent Warrants evidenced hereby, unless exercised prior thereto, hereby shall thereafter be void.

        The Agent Warrants evidenced by this Agent Warrant Certificate are part of a duly authorized issue of Agent Warrants issued pursuant to the Agent Warrant Agreement, which Agent Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Company and the Holders of the Agent Warrants.

        The Agent Warrant Agreement provides that upon the occurrence of certain events the Exercise Price and the type and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the Holder, issue a new Agent Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Agent Warrants; provided, however, that the failure of the Company to issue such new Agent's Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the Holder as set forth in the Agent Warrant Agreement.

        Upon due presentment for registration of transfer of this Agent Warrant Certificate and executed form of assignment as attached hereto at the office of the Company set forth in the Agent Warrant Agreement, a new Agent Warrant Certificate or Agent Warrant Certificates of like tenor and evidencing in the aggregate a like number of Agent Warrants shall be issued to the transferee(s) in exchange for this Agent Warrant Certificate, subject to the limitations provided herein and in the Agent Warrant Agreement, without any charge except for any tax or other governmental charge imposed in connection with such transfer.

        Upon the exercise of less than all of the Agent Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Agent Warrant Certificate representing such unexercised Agent Warrants.

        The Company may deem and treat the Holder(s) hereof as reflected on the records of the Company as the absolute owner(s) of this Agent Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the Holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

        IN WITNESS WHEREOF, the Company has caused this Agent Warrant Certificate to be duly executed under its corporate seal.

Dated as of

CHINA HOSPITALS, INC.
BY: Frank Hu ITS: CEO and Chairman

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        [FORM OF ELECTION TO PURCHASE PURSUANT TO SECTION 3.1]

        The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase                        Shares of Common Stock.

        In accordance with the terms of Section 3.1 of the Placement Agent Warrant Agreement dated as of                        , 2003, between China Hospitals, Inc. and Adamson Brothers, Inc., the undersigned requests that a certificate for such securities be registered in the name of                        whose address is                        and that such Certificate be delivered to                        whose address is                                                 .

Dated:	, 200

Signature:

(Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)
(Insert Social Security or Other Identifying Number of Holder)

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[FORM OF ASSIGNMENT]

(To be executed by the Holder if such Holder
to transfer the Agent Warrant Certificate.)

FOR VALUE RECEIVED

here sells, assigns and transfers unto
(Please print name and address of transferee)

this Agent Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                        Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.

Dated:

Signature:

(Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)
(Insert Social Security or Other Identifying Number of Holder)

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Exhibit 10.17